Alger Responsible Investing Fund

Summary Prospectus

March 1, 2018

Class   Ticker Symbols

A   SPEGX

C   AGFCX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2018, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Responsible Investing Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" and in Appendix A — Waivers and Discounts Available from Intermediaries in the Fund's Prospectus, and in the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" in the Fund's Statement of Additional Information.

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%		None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None*		1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%		.71%
Distribution and/or Service (12b-1) Fees	.25%		1.00%
Other Expenses	.46%		.48%
Total Annual Fund Operating Expenses	1.42%		2.19%
Fee Waiver and/or Expense Reimbursement**	(.07	)%**	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%		2.19%

* Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.

** Fred Alger Management, Inc. has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2019 to the extent necessary to limit the total annual fund operating expenses of the Fund's Class A Shares to 1.35% of the class's average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between Fred Alger Management, Inc. and the Fund's Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. Fred Alger Management, Inc. may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these

Inspired by Change, Driven by Growth.

ALGER RESPONSIBLE INVESTING FUND 2/4

Summary Prospectus

March 1, 2018

assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$944	$1,254	$2,132
Class C	$322	$685	$1,175	$2,524

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$222	$685	$1,175	$2,524

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30.70% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size with an environmental, social and governance ("ESG") rating of BB or above by MSCI (or an equivalent rating by another ESG rating agency) that also demonstrate, in the view of Fred Alger Management, Inc., promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges. Fred Alger Management, Inc. employs fundamental analysis to identify innovative and dynamic companies and uses MSCI's ESG ratings to consider how such stocks rank within an industry or sector based on a company's conduct in offering products or services that promote positive environmental, social and/or governance policies, or have a positive impact in these areas, addressing concerns such as climate change, resource depletion, health and safety, employee relations and diversity, bribery and corruption, and fostering board diversity and structure. The Fund does not bar companies in any industries.

The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, health care, and industrials sectors.

The Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

The Fund can leverage, that is, borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, leverage also has the potential to magnify any decrease in the value of the purchased securities.

Principal Risks

An investment in the Fund involves risks. The Fund's share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risk — An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk — Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Environmental, Social and/or Governance Sustainability-Related Securities Risk — The Fund's environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote positive environmental, social and/or governance policies may not perform as well as companies that do not pursue such goals.

Sector Risk — The Fund may have a significant portion of its assets invested in securities of companies conducting

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Summary Prospectus

March 1, 2018

business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Technology Companies Risk — The Fund may have a significant portion of its assets invested in securities of technology companies. Many technology companies have limited operating histories and prices of these companies' securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.

Smaller Cap Securities Risk — Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Leverage Risk — The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. From December 4, 2000, through December 29, 2016, the Fund and its predecessor followed different investment strategies under different fund names, and were managed by different portfolio management teams. Performance during that period does not reflect the Fund's current investment strategies. On January 11, 2007, before the Fund commenced operations, substantially all of the assets of another investment company advised by Fred Alger Management, Inc., Alger Green Institutional Fund, a series of The Alger Institutional Funds, were transferred to the Fund in a tax-free reorganization. Performance prior to January 11, 2007 includes the performance of the Class I Shares of Alger Green Institutional Fund. From January 11, 2007, to September 24, 2008, the performance shown is that of the Fund's N shares. Since September 24, 2008, the performance shown is that of the Fund's Class A Shares. All performance prior to September 24, 2008 has been adjusted to reflect applicable sales charges (in the table) and higher operating expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class A Shares as of December 31 (%)

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Summary Prospectus

March 1, 2018

Average Annual Total Return as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 12/4/00)
Return Before Taxes	20.73%	12.25%	4.80%	2.94%
Return After Taxes on Distributions	16.90%	10.91%	4.17%	2.14%
Return After Taxes on Distributions and Sale of Fund Shares	14.93%	9.68%	3.77%	2.10%
Class C (Inception 9/24/08)
Return Before Taxes	25.29%	12.55%	—	8.48%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	30.21%	17.33%	10.00%	5.58%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Management

Investment Manager:	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.	Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since Inception (10/19/06)	Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since December 2016

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50

Minimums may be waived in certain circumstances. See "Additional Information about Minimum Initial Investments" in the Prospectus.

In general, investors may purchase or redeem Fund shares on any business day by mail (DST Asset Manager Solutions, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

RespAC 3118